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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our reports dated January 29, 1997, appearing on pages 32 and 68 of Westinghouse Electric Corporation's Form 10-K for the year ended December 31, 1996, incorporated by reference in this Registration Statement on Form S-8.

/s/ KPMG PEAT MARWICK LLP

Pittsburgh, Pennsylvania
June 23, 1997